UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Barnes & Noble, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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On November 8, 2010, Barnes & Noble, Inc. made the following communication available to its employees:

FREQUENTLY ASKED QUESTIONS

1.	Why is Barnes & Noble holding a Special Meeting of Shareholders?

When the Board adopted the Rights Plan last November, we promised to give shareholders an opportunity to vote to ratify the Board’s adoption of the Plan within 12 months. That opportunity will come at the Special Meeting on November 17th.

2.	Didn’t we just vote on the Rights Plan in September? Do I have to vote now if I voted in September?

While we are very pleased that shareholders demonstrated their support for Barnes & Noble’s Shareholder Rights Plan at our September 28th Annual Meeting by voting down a proposal to weaken it, the proposal that will be voted on at the November 17th Special Meeting relates to a different issue and therefore requires a separate vote. Votes cast at the Annual Meeting will not count for the Special Meeting.

3.	Do I need to attend the Special Meeting to vote? Can I attend if I would like to?

You do not need to attend the Special Meeting to vote. You can vote by telephone, internet or mail in advance of the Special Meeting and we encourage you to vote the WHITE proxy card or voting instruction card as soon as you can.

You must be a Barnes & Noble shareholder in order to attend the Meeting. The Meeting will take place at 9:00 a.m., Eastern Time, on Wednesday, November 17, 2010 at the Asia Society and Museum in New York City. Details regarding attendance may be found in the Barnes & Noble proxy statement.

Even if you plan to attend the Meeting in person, the Board still recommends that you return your WHITE proxy card or voting instruction card as soon as possible.

4.	How can I vote my shares?

You can sign and date the WHITE proxy card or voting instruction card you receive and return it by mail in the postage paid envelope that has been provided. You also can vote by telephone and internet.

Easy to follow telephone and internet voting instructions appear on your WHITE proxy card. If you need assistance voting by telephone or internet, please call the firm assisting us in the solicitation of proxies, Innisfree M&A Incorporated, at (877) 456-3422.

5.	How can I vote if I hold my shares through a bank, broker or other holder of record?

If you hold your shares through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. If you do not give instructions to your custodian, your custodian will not be permitted to vote your shares. Please contact your custodian if you have not received a WHITE voting instruction card.

6.	How can I vote if I hold my shares through Barnes & Noble’s 401(k) Plan?

If you hold shares through Barnes & Noble’s 401(k) Plan, the trustee of the plan, Fidelity Investments, is required to vote your 401(k) Plan shares on your behalf in accordance with your instructions. Your voting instructions must be received by Fidelity Investments no later than 5:00

p.m., Eastern Time, on November 15, 2010. Please note that you must submit your voting instructions through Fidelity Investments and will not be able to vote your 401(k) Plan shares in person at the Meeting.

7.	Who can I contact if I have any other questions?

You can contact the firm assisting us in the solicitation of proxies, Innisfree M&A Incorporated, at (877) 456-3422.

* * *

This communication is being directed to you by Barnes & Noble, Inc. because you are an employee of Barnes & Noble. Barnes & Noble is not acting as a fiduciary or providing any investment advice relating to Barnes & Noble’s 401(k) Plan.

Important Information

On October 28, 2010, Barnes & Noble, Inc. (“Barnes & Noble”) filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the special meeting of shareholders scheduled to be held on November 17, 2010 and has mailed the definitive proxy statement to its shareholders, which definitive proxy statement was amended on November 2, 2010. Security holders are urged to read the definitive proxy statement and any other relevant documents filed with the SEC when they become available, because they contain (or will contain) important information. Security holders may obtain a free copy of the definitive proxy statement, the amendment thereto and other documents (when available) that Barnes & Noble files with the SEC at the SEC’s website at www.sec.gov, at Barnes & Noble’s website at www.barnesandnobleinc.com and from Barnes & Noble by directing a request to Barnes & Noble, Inc., Attention: Investor Relations, 122 Fifth Avenue, New York, New York 10011.

Safe Harbor

This communication contains “forward-looking statements.” Barnes & Noble is including this statement for the express purpose of availing itself of the protections of the safe harbor provided by the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements. When used in this communication, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will” and similar expressions, as they relate to Barnes & Noble or the management of Barnes & Noble, identify forward-looking statements. These forward-looking statements are based on currently available information and represent the beliefs of the management of the company. These statements are subject to risks and uncertainties that could cause actual results to differ materially. These risks include, but are not limited to, general economic and market conditions, decreased consumer demand for the company’s products, possible disruptions in the company’s computer systems, telephone systems or supply chain, possible risks associated with data privacy and information security, possible work stoppages or increases in labor costs, possible increases in shipping rates or interruptions in shipping service, effects of competition, possible disruptions or delays in the opening of new stores or the inability to obtain suitable sites for new stores, higher than anticipated store closing or relocation costs, higher interest rates, the performance of the company’s online, digital and other initiatives, the performance and successful integration of acquired businesses, the success of the company’s strategic investments, unanticipated increases in merchandise, component or occupancy costs, unanticipated adverse litigation results or effects, the results or effects of any governmental review of the company’s stock option practices, product and component shortages, effects of the company’s evaluation of strategic alternatives and other factors which may be outside of the company’s control. Please refer to the company’s annual, quarterly and periodic reports on file with the SEC for a more detailed discussion of these and other risks that could cause results to differ materially. The company assumes no obligation to update or revise any forward-looking statements.